UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 16, 2011

Financial Institutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-26481	16-0816610
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

220 Liberty Street, Warsaw, New York		14569
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-786-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2011, the Management Development & Compensation Committee (the "Committee") of the Board of Directors of Financial Institutions, Inc. (the "Company") amended certain performance metrics (the "Metrics") used to determine the amounts of awards pursuant to the 2011 Annual and Long-Term Incentive Plans, under which certain executive officers may be awarded annual incentive bonuses in the form of cash and restricted stock. The Committee evaluated each Metric and its weighting to take into account the dilutive effect and expense of the Company’s 2011 capital restructuring initiatives. The Metrics pertain to the Company’s 2011 performance and, as such, have not yet been met.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Institutions, Inc.

June 22, 2011	By:	/s/ Karl F. Krebs

Name: Karl F. Krebs
Title: Executive Vice President and Chief Financial Officer